Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

AMENDMENT 1 TO STATEMENT OF WORK

STATEMENT OF WORK NO. 3 FOR [***] STAFF AUGMENTATION

SUTTER BAY MEDICAL FOUNDATION

This Amendment 1 to the Statement of Work dated January 9, 2023 (the “SOW”), effective April 15, 2024 (the “Effective Date”), is pursuant to and governed by the terms of the Master Services Agreement entered on April 15, 2015, between Sutter Health (“Customer” or “Sutter”) and AUGMEDIX OPERATING CORP. F/K/A AUGMEDIX, INC. (“Supplier” or “Augmedix”).

1.	Time Period:

The parties agree to extend the expiration date of the Statement of Work No. 3 For [***] Staff Augmentation to April 14, 2026.

2.	STATEMENT OF WORK NO. 3 FOR [***] STAFF AUGMENTATION, SUTTER BAY MEDICAL FOUNDATION, Section 1 (INTRODUCTION/BACKGROUND) is hereby deleted and replaced with the following:

“Supplier shall provide the following [***] staff augmentation for Sutter:

●	Three (3) EHR Coordinators (primary and backup)

Services are contingent upon offshore staffing through the Supplier’s Bangladesh operations.”

3.	Terms and Conditions:

All remaining Terms and Conditions of the Statement of Work No. 3 for [***] Staff Augmentation, Sutter Bay Medical Foundation and Agreement will go unchanged without written approval of Customer and Supplier. Any Terms and Conditions not otherwise defined herein shall have the same meaning as those described in the Agreement.

4.	Execution:

By their signatures below, each of the following represents that they have the authority to execute this Agreement and to bind the party on whose behalf their execution is made.

SUTTER HEALTH:		AUGMEDIX OPERATING CORP. F/K/A AUGMEDIX, INC.:

By:	/s/ Timothy Miller	By:	/s/ Manny Krakaris
Name:	Timothy Miller	Name:	Manny Krakaris
Title:	VP Supply Chain	Title:	CEO
Date:	4/15/2024	Date:	4/15/2024